LiveWell Variable Annuity
issued by: Midland National® Life Insurance Company
through the Midland National Life Separate Account C

Supplement dated March 31, 2025 to the Prospectus and the Updating Summary Prospectus, each dated May 1, 2024

This Supplement describes important changes that are being made to the investment options available under your Contract. Please read this Supplement carefully and retain it with your Prospectus or Summary Prospectus for future reference.

On or about April 11, 2025, (the “Reorganization Date”) the PSF Mid-Cap Growth II Portfolio will be reorganized into and with the PSF PGIM Jennison Growth II Portfolio, and the PSF Natural Resources II Portfolio will be reorganized into and with the PSF PGIM Jennison Blend II Portfolio. As a result, the Subaccounts that invest in the PSF Mid-Cap Growth II and PSF Natural Resources II Portfolios will also be reorganized into and with Subaccounts that invest in the PSF PGIM Jennison Growth II and PSF PGIM Jennison Blend II Portfolios, respectively.

The following table provides additional information about the PSF PGIM Jennison Growth II and PSF PGIM Jennison Blend II Portfolios:

Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1-Year Return	5-Year Return	10-Year Return
Growth	PSF PGIM Jennison Growth Port II1 PGIM Investments	1.02%	30.35%	17.36%	15.87%
Growth	PSF PGIM Jennison Blend Port II1 PGIM Investments	0.86%	25.80%	13.79%	11.85%
1 These investment options are closed to new investments.

On the PSF Reorganization Date, any Accumulation Value held in the PSF Mid-Cap Growth II Subaccount will be allocated to the PSF PGIM Jennison Growth II Subaccount, and any Accumulation Value held in the PSF Natural Resources II Subaccount will be allocated to the PSF PGIM Jennison Blend II Subaccount.

After the PSF Reorganization Date, the PSF PGIM Jennison Growth II and PSF PGIM Jennison Blend II Subaccounts will remain closed to new investment allocations. Any Accumulation Value you have in these Subaccounts can remain there unless you order the transfer or withdrawal of the Accumulation Value from the Subaccounts. Any order to allocate Net Premium and transfer Accumulation Value to the PSF Mid-Cap Growth II, the PSF Natural Resources II, the PSF PGIM Jennison Growth II, or the PSF PGIM Jennison Blend II Subaccounts received after the Reorganization Date will be refused and any premium received with the order will be returned to you without interest. An “order” includes any “standing” allocation instructions we have on file that list these Subaccounts. If your on-file allocation instructions include these Subaccounts, please contact us (as described below) to change your instructions for allocating any future Net Premium and to avoid delays in your investment allocations.

Additional information about the investment options available under your Contract can be found in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.srslivewell.com/prospectus. You can also request this information at no cost by calling 866-747-3421 or by sending an email request to SecuritiesPI@sfgmembers.com.

A corresponding change is hereby made throughout the Prospectus and Updating Summary Prospectus.

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, PO Box 9261 Des Moines, IA 50306-9261.

Please retain this supplement for future reference.